STRATEGIC INCOME FUND
(A Portfolio of Fixed Income Securities, Inc.)
Class A Shares
Class B Shares
Class C Shares
Fortress Shares

SUPPLEMENT TO PROSPECTUSES DATED JANUARY 31, 1995 AND JULY 26, 1995
On November 14, 1995, the Board of Directors approved a sub-advisory agreement between Federated Advisers and Federated Global Research Corp. on behalf of Strategic Income Fund, a portfolio of Fixed Income Securities, Inc. Federated Global Research Corp. and Federated Advisers are sister corporations under common control of Federated Investors, Inc. The new sub-advisory arrangement was effective November 20, 1995.
1. Accordingly, please add as a second paragraph to "ADVISORY FEES" which appears on page 35 of the combined Class A, Class B and Class C prospectus, and on page 25 of the Fortress Shares' prospectus, the following:
     "Under the terms of the sub-advisory agreement between Federated
     Advisers and Federated Global Research Corp., Federated Global
     Research Corp. will provide Federated Advisers such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by Federated Advisers. For its services under the sub-advisory agreement, Federated Global Research Corp. receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which Federated Global
     Research Corp. manages for the Fund. This fee is paid by Federated Advisers out of its resources and is not an incremental Fund expense."
3. Please delete the first and second paragraphs under "ADVISER'S BACKGROUND," which begins on page 35 of the combined Class A, Class B and Class C prospectus, and page 25 of the Fortress Shares' prospectus, and replace it with the following:
     "ADVISERS BACKGROUND. Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.
     SUB-ADVISER'S BACKGROUND . Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.
     The adviser and sub-adviser are subsidiaries of Federated Investors.
     All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's son, J. Christopher
     Donahue, who is President and Trustee of Federated Investors.
     Federated Advisers, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients."
4. Please delete "PORTFOLIO MANAGERS' BACKGROUNDS," which begins on page 35 of the combined Class A, Class B , and Class C prospectus, and page 26 of the Fortress Shares' prospectus, and replace it with the following:
     "PORTFOLIO MANAGERS' BACKGROUNDS
     Mark E. Durbiano is the portfolio manager for the domestic corporate debt obligations category. He has served in this capacity since the fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Vice President of the Fund's investment adviser since 1988.
     Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A.
     in Finance from the University of Pittsburgh.
     Kathleen M. Foody-Malus is the portfolio manager for the U.S.
     government securities category. She has served in this capacity since March 1995. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since 1993.
     Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.
     Henry A. Frantzen is a portfolio manager for the foreign government and corporate debt obligations category . He has served in this capacity since November 20, 1995. Mr. Frantzen joined Federated
     Investors in 1995 as an Executive Vice President of Federated Global Research Corp. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to
     1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota."
     Drew J. Collins is a portfolio manager for the foreign government and corporate debt obligations category. He has served in this capacity since November 20, 1995. Mr. Collins joined Federated Investors in
     1995 as a Senior Vice President of Federated Global Research Corp.
     Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc.
     from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities
     Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.


     Robert M. Kowit is a portfolio manager for the foreign government and corporate debt obligations category. He has served in this capacity since November 20, 1995. Mr. Kowit joined Federated Investors in 1995 as a Vice President of Federated Global Research Corp. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign
     Exchange for John Hancock Advisers.  Mr. Kowit received his M.B.A.
     from Iona College with a concentration in finance."
                                                               December 20, 1995
















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